Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2020

Shares				Value
	COMMON STOCK - 36.1%
	ASSET MANAGEMENT - 0.4%
32,801	Brookfield Infrastructure Corp.			$1,816,854

	ELECTRIC UTILITIES - 0.9%
77,975	Brookfield Renewable Corporation			4,569,320

	LEISURE TIME - 12.5%
484,238	Caesars Entertainment, Inc. *			27,146,382
3,344,000	Drive Shack, Inc. *			3,745,280
98,756	Las Vegas Sands Corp.			4,607,955
1,054,511	MGM Resorts International			22,935,614
60,393	Wynn Resorts Ltd.			4,336,821
				62,772,052
	REAL ESTATE - 3.0%
890,864	IQHQ *^(a)(b)			14,887,852

	TECHNOLOGY SERVICES - 5.1%
30,069	CoStar Group, Inc. *			25,513,847

	TELECOMMUNICATIONS - 14.2%
449,324	GDS Holdings Ltd. - ADR *+			36,768,183
2,215,783	Switch, Inc.			34,588,373
				71,356,556

	TOTAL COMMON STOCK (Cost - $144,134,832)			180,916,481

	PARTNERSHIP SHARES -13.9%
	ELECTRIC UTILITIES - 5.7%
250,509	Brookfield Infrastructure Partners LP			11,929,239
311,899	Brookfield Renewable Partners LP			16,390,292
				28,319,531
	SPECIALTY FINANCE - 8.2%
2,399,241	Fortress Transportation & Infrastructure Investors LLC			41,098,998

	TOTAL PARTNERSHIP SHARES (Cost - $47,859,371)			69,418,529

	REITS - 62.6%
	REITS - 62.1%
181,610	Alexandria Real Estate Equities, Inc. +			29,057,600
144,893	American Tower Corp. +			35,024,985
240,140	Americold Realty Trust			8,585,005
217,330	Crown Castle International Corp. +			36,185,445
232,737	CyrusOne, Inc.			16,298,572
25,447	Equinix, Inc.			19,343,028
234,215	Equity Lifestyle Properties, Inc.			14,357,380
142,367	Healthcare Realty Trust, Inc.			4,288,094
169,245	Healthcare Trust of America, Inc.			4,400,370
217,962	Innovative Industrial Properties, Inc.			27,051,264
848,830	Invitation Homes, Inc.			23,758,752
465,788	National Storage Affiliates Trust			15,235,925
77,853	Prologis, Inc.			7,833,569
133,797	QTS Realty Trust, Inc.			8,431,887
209,269	Rexford Industrial Realty, Inc.			9,576,149
71,275	SBA Communications Corp. - Class A +			22,699,662
108,518	Sun Communities, Inc.			15,258,716
253,331	Terreno Realty Corp.			13,872,406
				311,258,809
	SPECIALTY FINANCE - 0.5%
327,690	New Residential Investment Corp. +			2,605,136

	TOTAL REITS (Cost - $256,235,047)			313,863,945
Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2020

Shares		Dividend Rate (%)	Maturity Date	Value
	PREFERRED STOCK - 0.3%
	LEISURE TIME - 0.3%
8,861	Drive Shack, Inc. B	8.375	Perpetual	$91,710
18,229	Drive Shack, Inc. C	8.050	Perpetual	166,795
105,024	Drive Shack, Inc. D	8.050	Perpetual	1,058,642
	TOTAL PREFERRED STOCK (Cost - $2,043,139)			1,317,147

	TOTAL INVESTMENTS - 112.9% (Cost - $450,272,389)			$565,516,102
	LIABILITIES IN EXCESS OF OTHER ASSETS - (12.9) %			(64,552,341)
	NET ASSETS - 100.0%			$500,963,761

	SECURITIES SOLD SHORT - (6.2) %
	COMMON STOCK - (1.8) %
	INTERNET MEDIA & SERVICES - (1.8) %
(90,559)	Zillow Group, Inc.			$(9,199,889)

	REITS - (4.4) %
(543,112)	Empire State Realty Trust, Inc.			(3,323,845)
(500,000)	Paramount Group, Inc.			(3,540,000)
(94,834)	SL Green Realty Corp.			(4,397,453)
(314,428)	Vornado Realty Trust			(10,599,368)
				(21,860,666)

	TOTAL SECURITIES SOLD SHORT (Proceeds - $31,007,133)			$(31,060,555)

Number of	WRITTEN OPTIONS - (0.0) % *
Contracts **	CALL OPTIONS - (0.0) %		Expiration
(600)	New Residential Investment Corp., Call @ $8.00 (Proceeds - $25,278)		Oct-20	$(10,200)

ADR	American Depository Receipt
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
Perpetual	Perpetual bonds are fixed income instruments without defined maturity dates.
*	Non-income producing security.
+	All or part of the security was held as collateral for securities sold short as of September 30, 2020. These securities amounted to $14,887,852.

^	Fair value was determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At September 30, 2020, these securities amounted to $14,887,852 or 3.0% of net assets.
(b)	Illiquid security.

Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2020

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Due to broker liabilities shown on the Statement of Assets and Liabilities are carried at cost and approximate fair value as of September 30, 2020. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Option contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The team may also enlist third party consultants such as a valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities which are not traded on an exchange or for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2020
Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments*
Common Stock	$ 166,028,629	$ -	$ 14,887,852	$ 180,916,481
Partnership Shares	69,418,529	-	-	69,418,529
Reits	313,863,945	-	-	313,863,945
Preferred Stock	1,317,147	-	-	1,317,147
Total Assets	$ 550,628,250	$ -	$ 14,887,852	$ 565,516,102
Liabilities
Securities Sold Short*
Common Stock	$ (9,199,889)	$ -	$ -	$ (9,199,889)
Reits	(21,860,666)	-	-	(21,860,666)
Derivatives
Written Options	(10,200)	-	-	(10,200)
Total Liabilities	$ (31,070,755)	$ -	$ -	$ (31,070,755)

* See the Fund's Schedule of Investments for a breakdown by industry.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investment that is categorized within Level 3 of the fair value hierarchy as of September 30, 2020:

IQHQ
Beginning Balance	$12,047,559
Total realized gain/(loss)	-
Unrealized Appreciation/(Depreciation)	777,381
Cost of Purchases	2,062,912
Proceeds from Sales	-
Proceeds from Principal	-
Accrued Interest	-
Net transfers in/out of level 3	-
Ending Balance	$14,887,852

Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2020

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2020 are as follows:

Assets (at fair value)	Fair Value at September 30, 2020	Valuation Technique	Unobservable Inputs	Unobservable Input Value	Impact to valuation from an increase in input*

IQHQ	$ 14,887,852	Accretion Model	Net Asset Value	$16.61	Increase
			Average of Life Sciences Same Store Net Operating Income Growth Rate	4.48%	Increase
			Cap Rate	1.24%	Increase

*This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its gross unrealized appreciation/(depreciation) at September 30, 2020, were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 419,239,978	$ 130,696,569	$ (15,491,200)	$ 115,205,369